UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               December 19, 2006 (Date of earliest event reported)

                                 MAGNETEK, INC.

             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                    1-10233                     95-3917584
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                            N49 W13650 Campbell Drive
                            Menomonee Falls, WI 53041
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (262) 783-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 19, 2006, Magnetek, Inc. (NYSE: MAG) announced a number of Board and Executive Management changes occasioned primarily by the divestiture of the Company's Power Electronics Group, which accounted for approximately two-thirds of Magnetek's fiscal 2005 revenue. (See Press Release dated December 19, 2006 entitled "Magnetek Announces Board and Executive Management Changes", attached as Exhibit 99.1 to this Current Report.)

On December 15, 2006, Andrew G. Galef, Paul J. Kofmehl, Robert E. Wycoff and Thomas G. Boren resigned from the Board. Mr Galef is the founder of Magnetek, served as Chairman of Magnetek's Board from July 1984 until May 2005 and as an officer of the Company from July 1984 until October 2006. Independent directors Kofmehl and Wycoff served on the Board for 16 years and 10 years, respectively. Both were members of Magnetek's Compensation, Nominating and Corporate Governance Committees. Mr. Boren, a Magnetek director for nine years, was elected President and Chief Executive Officer of the Company in May 2005, serving in those capacities until November 1, 2006.

Upon his resignation as President and Chief Executive Officer of the Company, Mr. Boren received a lump-sum cash payment in an amount equal to his monthly Base Salary in effect as of the date he resigned, multiplied the number of months remaining in the term of his employment agreement, expiring on May 8, 2007.

David P. Reiland was elected a director of the Company on December 15, 2006. As previously reported, Mr. Reiland succeeded Mr. Boren as President and Chief Executive Officer of Magnetek on November 1, 2006. Prior to his appointment as President and Chief Executive Officer, Mr. Reiland served as Magnetek's Executive Vice President and Chief Financial Officer.



EXHIBIT
NUMBER     DESCRIPTION

99.1 Magnetek, Inc. Press Release dated December 19, 2006 entitled "Magnetek Announces Board and Executive Management Changes".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MAGNETEK, INC.


                                                   By: /s/ David Reiland
                                                       -------------------------
                                                       David Reiland
                                                       President
                                                       & Chief Executive Officer

December 20, 2006

                                  EXHIBIT INDEX


EXHIBIT
NUMBER     DESCRIPTION

99.1 Magnetek, Inc. Press Release dated December 19, 2006 entitled "Magnetek Announces Board and Executive Management Changes".